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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                January 25, 1999
                                                                ----------------


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Colorado                        0-21736                    84-1158484
-------------------------      ------------------------      ------------------
(State or other juris-         (Commission File Number)       (I.R.S. Employer
diction of incorporation)                                    Identification No.)

            240 Main St., Box S
            Black Hawk, Colorado                                 80422
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (303) 582-1117
                                                     --------------


                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.
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         (1.) On January 25, 1999 Black Hawk Gaming & Development Company, Inc.
announced that it has withdrawn its filing for a casino license in St. Croix, U.S. Virgin Islands and is terminating its joint venture and development agreement with certain private companies in St. Croix known as the DCI Group.


Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

(a).              Financial Statements                      None

(b).              Exhibits                                  None





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BLACK HAWK GAMING &
                                                DEVELOPMENT COMPANY, INC.




                                                By:  /s/ Stephen R.Roark
                                                     ---------------------------
                                                     Stephen R. Roark, President


Date:  February 4, 1999





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